                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 31, 1997
                                                 ------------------------------

                        North Pittsburgh Systems, Inc.
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            (Exact name of registrant as specified in its charter)

        Pennsylvania                       0-13716                25-1485389
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(State or other jurisdiction             (Commission            (IRS Employer
     of incorporation)                   File Number)        Identification No.)


            4008 Gibsonia Road, Gibsonia, Pennsylvania    15044-9311
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    (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (412) 443-9600
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         (Former name or former address, if changed since last report)


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Item 5. Other Events
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1.   Sale of Conquest/SmarTalk Stock
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     Effective December 31, 1997, North Pittsburgh Systems, Inc. (NPSI)
recognized a one-time net pretax gain of $12.9 million ($7.7 million or $.51 per share after taxes), as a result of the following series of transactions.

     NPSI held an investment in the Ohio based Conquest Telecommunications Services Corp. (Conquest), a developer and marketer of prepaid calling cards and other enhanced telecommunications services, including domestic and international calling services for the tour and travel industry since shortly after Conquest's inception in 1988. As a result of a merger on December 31, 1997 between Conquest and SmarTalk Teleservices, Inc. (SmarTalk), a manufacturer and distributor of prepaid calling cards and other enhanced telecommunications products, headquartered in California, NPSI exchanged its shares of Conquest stock for shares of SmarTalk stock.

     In January 1998, NPSI delivered shares of SmarTalk, as well as cash, for transfer to another shareholder of Conquest in accordance with an agreement reached in 1997 to settle certain claims. In January 1998, NPSI also sold its remaining 681,488 shares of SmarTalk to Waterton Investment Group II, L.L.C. (Waterton) for $14.3 million in cash pursuant to an option agreement entered into by NPSI and Waterton in December 1997.

2.   Death of Director and Former Officer
     ------------------------------------

     As reported in NPSI's Current Report on Form 8-K, dated December 5, 1997, Gerald A. Gorman resigned due to failing health as President of NPSI and as President and General Manager of NPSI's principal subsidiary, North Pittsburgh Telephone Company (NPTC), and from the various offices he held in other subsidiaries of NPSI, effective December 1, 1997, and Harry R. Brown, a Director and Vice President of NPSI, was elected Senior Vice President of NPSI and Senior Vice President and Acting General Manager of NPTC. Mr. Gorman continued serving as a Director of NPSI. It is with deep regret that NPSI reports Mr. Gorman's untimely death on January 5, 1998.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      North Pittsburgh Systems, Inc.
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                                                (Registrant)

Date    January 28, 1998             /s/ H. R. Brown
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                                   H. R. Brown, Senior Vice President








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